UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2006

NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2701 San Tomas Expressway, Santa Clara, CA	95050

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On March 2, 2006, the Board of Directors of NVIDIA Corporation approved a new form of indemnification agreement to replace existing indemnification agreements. The new form is designed to provide members of our Board of Directors, executive officers and other selected officers of NVIDIA, collectively the Covered Parties, the maximum protection available under applicable law in connection with their services to NVIDIA and our affiliates. In connection with any change of control of NVIDIA, the Covered Parties will be entitled to a determination by independent legal counsel of the extent indemnification is permitted under the new form. In addition, unless otherwise approved by our Board of Directors prior to a change of control of NVIDIA, we are required to maintain directors and officers’ insurance with respect to the Covered Parties. We intend to enter into the new form with current and future Covered Parties. The foregoing summary of changes contained in the new form is qualified in its entirety by the indemnification agreement itself, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

SECTION 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2006, the Board of Directors of NVIDIA Corporation approved our Amended and Restated Bylaws, or the Restated Bylaws, pursuant to which:

•	references to Section 2115 of the California General Corporation Law were removed, as Section 2115 is no longer applicable to NVIDIA;
•	provisions relating to our ability to grant loans to our officers were removed, as such loans are no longer permitted under applicable law;
•	provisions applicable to NVIDIA prior to our becoming a public company were removed;
•	references in the “Officers” section of the Restated Bylaws were revised to conform to our current organizational structure;
•	limitations on director and executive officer indemnification were removed in order to conform the Restated Bylaws to the new form of indemnification agreement (as discussed in Item 1.01 above); and
•
the date for timely receipt of stockholder proposals was changed to no later than 120 days prior to the anniversary of the mailing date of the prior year’s proxy materials in order to match the deadline set by federal proxy statement rules.

The foregoing summary of the Restated Bylaws is qualified in its entirety by the Restated Bylaws themselves, which are attached hereto as Exhibit 3.3 and are incorporated herein by reference.

SECTION 8 - Other Events

Item 8.01 Other Events.

On March  6, 2006, we issued a press release announcing that our Board of Directors had approved a two-for-one stock split of the Company’s outstanding shares of common stock to be effected in the form of a 100% stock dividend. We also announced that our Board of Directors has approved an increase in our existing share repurchase program. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

	(d)	Exhibits
Exhibit		Description
3.3		Bylaws of NVIDIA Corporation, Amended and Restated as of March 2, 2006.
10.1		Form of Indemnity Agreement between NVIDIA Corporation and each of its directors, executive officers and other selected officers.
99.1		Press Release, dated March 6, 2006, entitled “NVIDIA Announces Two-for-One Stock Split and $400,000,000 Increase in Stock Repurchase Program.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

By: /s/ David M. Shannon
David M. Shannon
Date: March 7, 2006	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
3.3	Bylaws of NVIDIA Corporation, Amended and Restated as of March 2, 2006.
10.1	Form of Indemnity Agreement between NVIDIA Corporation and each of its directors, executive officers and other selected officers.
99.1	Press Release, dated March 6, 2006, entitled “NVIDIA Announces Two-for-One Stock Split and $400,000,000 Increase in Stock Repurchase Program.”